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Confidential Treatment Requested

EXHIBIT 10.74

AMENDMENT NO. 1 FOR WORLDWIDE TECHNICAL SUPPORT

This Amendment No. 1 For Worldwide Technical Support ("Amendment"), made effective as of February 28, 2001 (the "Amendment Effective Date"), is between Adobe Systems Incorporated, a Delaware corporation, having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe Systems"), and Adobe Systems Benelux, B.V., a company incorporated in the Netherlands and having a place of business at Europlaza, Hoogoorddreef 54a, 1101 DG Amsterdam ZO, The Netherlands ("Adobe Benelux") (Adobe Systems and Adobe Benelux collectively referred to as "Adobe"),

AND

Sykes Enterprises, Incorporated, a Florida corporation, having a place of business at 100 North Tampa Street, Suite 3900, Tampa, Florida 33602 ("Sykes US" and identified on the cover page of the Agreement (as defined below) as "Sykes North America"), Sykes Europe Limited, a company incorporated in Scotland under the Companies Act with registered number 86519 and having its registered office at Nether Road, Galashiels, Selkirkshire, TD1 3HE ("Sykes Europe"), and Sykes Asia Inc., located on the 4th floor, SMPPI Building, St. Francis Avenue, Ortigas Centre, Mandaluyong City 1550, Metro Manila, The Philippines ("Sykes Asia" and identified on the cover page of the Agreement as "Sykes Asia Pacific") (Sykes US, Sykes Asia and Sykes Europe collectively referred to as "Sykes"), and amends the Agreement by and between Adobe and Sykes with an effective date of December 4, 1999 and executed by Hal Covert on behalf of Adobe Benelux, Graham Freeman on behalf of Adobe Systems and Scott J. Bendert on behalf of Sykes North America, Sykes Europe and Sykes Asia (the "Agreement").

AGREEMENT

    Whereas the Agreement contemplated that Sykes would provide certain services (the "Services") for Adobe as provided for in a master services agreement and related statement of work; and

    Whereas the parties desire to contract for additional Services for worldwide technical support under the Agreement; and

    Whereas it is in the interest of each of the parties to amend certain provisions of the Agreement;

    Now Therefore, for good and valuable consideration, the receipt of which is acknowledged by the parties, the parties agree as follows:

1.
On January 1, 2000, Sykes and Adobe agreed to the terms of a Master Services Agreement, which contained several subparts, including without limitation:
(a)
Adobe Technical Support Statement of Work Charlotte—Account Establishment Group (AEG);
(b)
1004 Attachment SOW Technical Support—US: Adobe Technical Support Statement of Work Charlotte; and
(c)
Adobe Technical Support Statement of Work (dated December 1999 and pertaining to Europe).
2.
The Master Services Agreement referenced in Paragraph 1 immediately above and all attached Statements of Work and other attachments (collectively "Master Services Agreement No. 1") is attached hereto as Exhibit No. 1. Master Agreement No. 1 contained a pricing schedule for the services provided to Adobe by Sykes thereunder.

3.
Between January 1, 2000 and May 14, 2000, Sykes provided global technical call support for Adobe pursuant to the Master Services Agreement No. 1, for which it has received valuable consideration.

  The parties agree that the Agreement and Master Services Agreement No. 1 governed the aspects of their relationship described therein between January 1, 2000 and May 14, 2000.

4.
Master Services Agreement No. 1 was edited and replaced in its entirety (inclusive of subparts and statements of work) by a newer version on May 15, 2000, a copy of which is attached hereto as Exhibit No. 2 ("Master Services Agreement No. 2"). A new pricing schedule, a copy of which is attached hereto as Exhibit No. 3, was agreed to by the parties to be effective on July 1, 2000 with respect to the North America and EMEA regions and on October 28, 2000 with respect to the Asia Pacific region. The pricing schedule contained within Master Services Agreement No. 2 with respect to Latin America was not modified. Since May 15, 2000, Sykes has been providing global technical support for Adobe pursuant to Master Services Agreement No. 2, for which it has received valuable consideration. The parties agree that the Agreement and Master Services Agreement No. 2 governed the aspects of their relationship described therein between May 15, 2000 and the Amendment Effective Date, provided that (A) for the North America and EMEA regions, the pricing schedule that was originally part of Master Services Agreement No. 2 was in effect from May 15, 2000 to June 30, 2000 and the pricing schedule attached hereto as Exhibit 3 was in effect beginning on July 1, 2000, (B) for the Asia Pacific region, the pricing schedule that was originally part of Master Services Agreement No. 2 was in effect from May 15, 2000 to October 27, 2000 and the pricing schedule attached hereto as Exhibit 3 was in effect beginning on October 28, 2000, and (C) for the Latin America region, the pricing schedule that was originally part of Master Services Agreement No. 2 was in effect from May 15, 2000.

5.
As of the Amendment Effective Date, Master Services Agreement No. 2 is replaced in its entirety (inclusive of subparts, statements of work, and pricing schedule) with Master Services Agreement No. 3, a copy of which is attached hereto as Exhibit 4. The parties agree that the Agreement and Master Services Agreement No. 3 will govern the aspects of their relationship described therein as of the Amendment Effective Date.

6.
The word "DRAFT" appearing on the top of each page of the Agreement shall be removed.

7.
The identification of Sykes US on the cover page of the Agreement as "SYKES NORTH AMERICA" shall be replaced with the name "SYKES ENTERPRISES, INCORPORATED".

8.
The identification of Sykes Asia on the cover page of the Agreement as "SYKES ASIA PAICIFIC" shall be replaced with the name "SYKES ASIA INC.".

9.
Section 2 ("Definitions and Interpretation") of the Agreement, definition of "Services" shall be removed in its entirety and replaced as follows:

  "Services" shall mean the services provided by Sykes US, Sykes Asia, and/or Sykes Europe, or as otherwise defined in a statement of work, or in the Schedule, or in the Master Services Agreement.

10.
Section 2 ("Definitions and Interpretation") of the Agreement, will include the following new definition:

  "Master Services Agreement" shall mean the document attached as Exhibit 4 to this Amendment.

11.
The following language shall be inserted into Section 3.2(a) of the Agreement following the word "applicable" and prior to the word "shall":

  ...statement of work. A statement of work...."

12.
The word "from" in the first sentence of Section 3.2(b) of the Agreement shall be changed to "to".

13.
Section 3.6 ("Reporting and Performance Metrics") of the Agreement shall be removed in its entirety and replaced as follows:

  Sykes Asia, Sykes Europe and Sykes US shall provide such reports, information and data as Adobe Systems and Adobe Benelux shall, from time to time, require in relation to the performance of this

  Agreement. This requirement shall include but is not limited to reports on the Performance Metrics which shall be produced by Sykes Asia, Sykes Europe or Sykes US, as appropriate, and in relation to their Service terms set out in the relevant Services Schedule and/or Master Services Agreement, and the production by Sykes Asia, Sykes Europe and Sykes US, as appropriate, of all other reports, information and data more particularly specified in the Schedule and/or Master Services Agreement. Reports on the performance metrics shall include all reports on the Performance Standards. Sykes Asia, Sykes Europe and Sykes US shall, as appropriate, ensure that all reports on the Performance Metrics and Performance Standards contain charts which show sufficient historical data to identify trends, clearly understood titles and labels, the goal or objective, a clear indication of which trend and trend direction is good and which is bad and a scale which accurately demonstrates but does not distort trends. Sykes Asia, Sykes Europe and Sykes US shall, as appropriate, ensure that all Performance Standards are drawn to the attention of all relevant employees. Sykes Asia, Sykes Europe and Sykes US shall, as appropriate, ensure that all Performance Metrics and Performance Standards are broken down as detailed in the relevant Services Schedule and/or Master Service Agreement. Without prejudice to the foregoing, Sykes Asia, Sykes Europe and Sykes US, shall use all reasonable endeavors to inform Adobe Benelux and Adobe Systems, as appropriate and without delay, of any matter which comes to the attention of Sykes Asia, Sykes Europe and Sykes US which is likely to affect materially the provision of the Services.

14.
The fourth sentence of Section 3.8(a) of the Agreement shall be removed in its entirety and replaced as follows:

  In any event, Adobe Systems shall own all intellectual property in such software and shall not be limited in any way to use, sub-license and reproduce such software.

15.
The fourth sentence of Section 3.8(b) of the Agreement shall be removed in its entirety and replaced as follows:

  In any event, Adobe Systems shall own all intellectual property in such software and shall not be limited in any way to use, sub-license and reproduce such software.

16.
To Section 4 ("Services") is added Section 4.4, which shall be titled "Technical Support," and shall state "Services to be supplied, recruitment, training and teams, and performance standards pertaining to worldwide technical support are addressed in the Master Services Agreement."

17.
Section 5.1 ("Invoicing") is amended in part, such that the first two sentences of subpart (a) shall be replaced with the following language:

(a)
Within nineteen (19) days of the end of each Adobe Financial Month during the Contract Term, Sykes Europe and Sykes Asia shall invoice Adobe Benelux and Sykes US shall invoice Adobe Systems for all work carried out in the previous Adobe Financial Month calculated as set out in the Charges Schedule or the Master Services Agreement, as applicable. Such invoices shall clearly specify amounts due for each of the Services in accordance with the Performance Standards, Charges Schedule, and/or Master Services Agreement.
18.
The last sentence of Section 5.1(a) of the Agreement shall be removed in its entirety and replaced as follows:

  Except as provided in Clause 5.2, and further provided that such invoice is accurate and fully supported, Adobe Benelux and Adobe Systems, as appropriate, agree to pay each such invoice within thirty (30) days of the date of such invoice, which shall be the date of the last day of the relevant Adobe Financial Month.

19.
In Section 5.2 ("Withholding Payment") of the Agreement, the phrase "Without prejudice to its other rights hereunder neither Adobe Benelux nor Adobe Systems shall not be..." shall be removed in its entirety and replaced as follows:

  Without prejudice to its other rights hereunder neither Adobe Benelux nor Adobe Systems shall be...

20.
In Section 5.8, the phrase "If at any time during the Contract Term Sykes Asia, Sykes Europe and Sykes US or any Sykes Associated Company provides services similar to the Services or any of them..." shall be removed in its entirety and replaced as follows:

  If at any time during the Contract Term, Sykes Asia, Sykes Europe and Sykes US or any Sykes Associated Company provides services substantially similar to the Services (for such purpose, "substantially similar to the Services" shall mean services that are provided for comparable numbers of products, in comparable numbers of geographic regions and at comparable service levels and contractual metrics)...

21.
Section 9.3 ("Restrictions") of the Agreement is amended by adding the following sentence immediately following the first sentence thereof:

  All such Non-Disclosures Agreements shall be maintained by Sykes and copies thereof provided to Adobe upon request.

22.
Section 9.3 ("Restrictions") of the Agreement is amended by adding the following language to the end of such Section:

  Furthermore and without prejudice to the foregoing but in further elaboration thereof, Sykes recognizes the highly confidential nature of End User Information (as defined below) collected by, stored, used, transmitted or made available to Sykes and the fact that collection, storage and use of such End User Information is subject to various laws and regulations. Accordingly, Sykes acknowledges that all End User Information is the sole property of Adobe and shall keep such information strictly confidential. Except for the purposes expressly contemplated herein or authorized by Adobe in writing, sykes will not use the End User Information for any purpose. sykes will not provide or make available the End User Information to any third party for any purpose. Upon the termination of this Agreement and after sykes has provided all End User Information in its possession to Adobe, sykes will destroy such information. sykes shall comply with all legal requirements relating to the storage and use of end user information, including without limitation country implementation of the European Union Data Protection Directive and other applicable laws. During or after the Contract Term (until End User Information is destroyed pursuant to this Section), Adobe shall have the right at any time to inspect, audit and/or make inquiries concerning Sykes' compliance with the provisions of this Agreement relating to the security and confidentiality of End User Information. For purposes of the foregoing, End User Information means any and all information collected from or about an End User and transactions entered into by such End User related to Adobe Products and services, including without limitation, name, physical address, email address, telephone and facsimile numbers, and other personal information, and quantity, identity and value of Products and services licensed or purchased.

23.
In Section 11.5, the following phrase shall be inserted immediately before the first sentence thereof:

  Except as expressly provided in Clause 13.4 ("Intellectual Property Infringement"),...

24.
A new Section 13.5 entitled "Maximum Liability of Adobe" shall be added the Agreement as follows:

  13.5 Maximum Liability of Adobe.  The maximum aggregate liability of Adobe to Sykes under this Agreement including but not limited to the indemnity contained in Clause 13.4(a), but specifically excluding any breach or breaches by Adobe of any obligation to pay Sykes the fees for the Services

  (where such fees are not in dispute), shall be [ * ]. Nothing contained herein shall prejudice Adobe's right to withhold payment or make deductions or exercise its right of set-off as specified under this Agreement.

25.
In Section 14.2 ("Termination") of the Agreement, the phrase in subpart (a)(i) which reads "...which is not remedied pursuant to Clause 14.2(a)(i)..." shall be removed in its entirety and replaced as follows:

  ... which is not remedied in the period set forth in Clause 14.2(a)...

26.
Section 14.7 ("Survival of Terms") of the Agreement shall be removed in its entirety and replaced as follows:

  Termination or expiry of this Agreement shall not affect the obligations of the parties in terms of Clauses 2.1, 2.3, 3.8, 5.2, 5.3, 5.5, 7, 8.2, 9, 10.1(i), 11, 13, 14.6, 14.7, 14.8, 14.9, 14.10, 15, 16, 18, 20, 21 and 22 of this Agreement which shall continue notwithstanding termination or expiry.

27.
The word "any" in Section 16.2 ("No Variation") of the Agreement shall be replaced with the word "all".

28.
Section 18 ("ASSIGNMENT") of the Agreement shall be amended as follows:

  The language "....as appropriate; provided...." in the first sentence of such section shall be replaced with the phrase "....as appropriate; provided such consent shall not be unreasonably withheld provided....."

29.
A new Section 22 shall be added as follows:

22.
LIMITATION OF LIABILITY

      EXCEPT WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS OF THE PARTIES HEREUNDER, IN NO EVENT WILL SYKES ASIA, SYKES EUROPE, SYKES US, ADOBE BENLUX OR ADOBE SYSTEMS BE LIABLE WITH RESPECT TO THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY FOR (A) ANY LOSS OF PROFITS, (B) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS; (C) ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES; OR (D) FOR ANY MATTER BEYOND ITS REASONABLE CONTROL, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

30.
PART 1 (ASN SERVICES) of the SCHEDULE to the Agreement shall be removed in its entirety.

31.
PART 2 (CHARGES SCHEDULE) of the SCHEDULE to the Agreement and PART 3 of the SCHEDULE to the Agreement contemplated that additional documents would be agreed to by the parties and attached to the SCHEDULE when completed. The parties hereto agree that Master Services Agreement No. 3 attached to this Amendment as Exhibit 3 contains the information that was intended to be included in PART 2 and PART 3 of the SCHEDULE to the Agreement.

32.
Adobe has entered into an agreement with National Westminster Bank PLC to provide Merchant Card processing services to Adobe. Such agreement is attached as Exhibit 5 (the "Merchant Agreement"). Sykes agrees that it will develop procedures for providing the services related to credit card acceptance and processing (the "Processing Procedures") in accordance with the applicable procedures set forth in the Merchant Agreement. Sykes will submit the Processing Procedures to Adobe for review and approval. Sykes will comply with all Processing Procedures approved in advance in writing by Adobe. No changes may be made to approved Processing Procedures without the prior written consent of Sykes and Adobe. Sykes will be responsible for any fees and costs associated with its failure to abide by the Processing Procedures.

33.
Sykes Asia, Sykes Europe and Sykes US agree to comply at all times with Adobe's Insider Trading Policy Statement attached hereto as Exhibit 6.

34.
All other provisions of the Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have signed this Amendment and made it effective as of the Amendment Effective Date.

ADOBE SYSTEMS INCORPORATED	SYKES ENTERPRISES, INCORPORATED
/s/ BRUCE R. CHIZEN Authorized Signature	/s/ W. MICHAEL KIPPHUT Authorized Signature
Bruce R. Chizen Printed Name	W. Michael Kipphut Printed Name
President & CEO Title	Vice President & CFO Title
March 6, 2001 Date	February 28, 2001 Date
ADOBE SYSTEMS BENELUX, B.V.	SYKES EUROPE LIMITED
/s/ WILLIAM O. LAMBSON Authorized Signature	/s/ W. MICHAEL KIPPHUT Authorized Signature
William O. Lambson Printed Name	W. Michael Kipphut Printed Name
Sr. European Treasury Manager Title	Vice President & CFO Title
March 6, 2001 Date	February 28, 2001 Date
SYKES ASIA INC.
By: Sykes Enterprises Incorporated, its sole Shareholder By:
/s/ W. MICHAEL KIPPHUT Authorized Signature
W. Michael Kipphut Printed Name
Vice President & CFO Title
February 28, 2001 Date
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Confidential Treatment Requested

Amendment No. 1 for Worldwide Technical Support

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EXHIBIT 10.74
AMENDMENT NO. 1 FOR WORLDWIDE TECHNICAL SUPPORT
AGREEMENT